LEASES	6 Months Ended
Jun. 30, 2024
Leases
LEASES

NOTE 8. LEASES

The Company leases certain office space under operating leases for use in operations. The Company recognizes operating lease expense on a straight-line basis over the lease term. Management determines if an arrangement is a lease at contract inception. Lease and non-lease components are accounted for as a single component for all leases. Operating lease right to use (ROU) assets and liabilities are recognized at the lease commencement date based on the present value of the future lease payments over the expected lease term, which includes optional renewal periods if we determine it is reasonably certain that the option will be exercised. As our leases do not provide an implicit rate, the discount rate used in the present value calculation represents our incremental borrowing rate determined using information available at the commencement date. Operating lease expense is included as a component of research and development and administrative expenses in the unaudited condensed consolidated statements of operations. For the six months ended June 30, 2024 and 2023, the Company recorded operating lease expense of £177,674 and £177,674, respectively. Cash payments on lease liabilities during the six months ended June 30, 2024 and 2023 totaled £223,508 and £223,508, respectively. At June 30, 2024 and December 31, 2023, weighted-average remaining lease term and discount rate were as follows:

	June 30, 2024	December 31, 2023
Weighted-average remaining lease term	4.67	5.11 years
Weighted-average discount rate	8.6%	8.6%

The following is a maturity analysis of the annual undiscounted cash flows reconciled to the carrying value of the operating lease liabilities as of June 30, 2024:

Years Ended December 31,
2024	£223,508
2025	447,015
2026	447,015
2027	447,015
2028	447,015
Less imputed interest	(358,041)
Total	£1,653,527